OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS	OTHER LONG TERM ASSETS
Other long term assets comprise the following items:

(in thousands of $)	2022	2021
Collateral deposits on swap agreements	8,770	10,368
Value of acquired charter-out contracts, net	4,712	7,607
Other	—	566
Total other long-term assets	13,482	18,541

Collateral deposits exist on our interest rate, cross currency interest rate and cross currency swaps. Further amounts may be called upon during the term of the swaps if interest rates or currency rates move adversely.
The Company purchased four container vessels, Thalassa Mana, Thalassa Tyhi, Thalassa Doxa and Thalassa Axia, with each vessel subject to pre-existing time charters. A value of $18.0 million was assigned to these charters on acquisition in 2018. During the year ended December 31, 2022, the amortization charged to time charter revenue was $2.9 million (2021: $2.9 million, 2020: $2.9 million).

Other long term assets previously included $1.9 million of loan notes receivables due from third parties in relation to the early termination of charters. Following the adoption of ASU 2016-13 from January 1, 2020, the Company recognized a credit loss provision totaling $1.9 million against this long term receivables balance thereby resulting in a net balance of $0.0 million from December 31, 2020. There was no movement to the foregoing during the years ended December 31, 2022 and December 31, 2021.